W. Stancil Starnes Chairman and Chief Executive Officer
Edward L. Rand, Jr. Chief Financial Officer
Frank B. O’Neil Investor Relations Officer
April 15-16, 2009
Boston Roadshow
Boston Roadshow
Arranged by Stifel Nicolaus
Arranged by Stifel Nicolaus

Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

ProAssurance: Quick Facts
  Market Cap: $1.6 Billion / Equity: $1.4 Billion
  Fifth largest1 writer of medical liability
  Writing business in 491 jurisdictions
  More than 57,0002 policyholders
  45,000 physicians and dentists
  7,000 ancillary and other healthcare professionals
  8,100 attorneys
  Majority in small or solo practice
  Highly rated by A. M. Best and Fitch

1 Includes PICA 2 Includes PICA and Georgia
Lawyers

ProAssurance: 2008 Highlights
  Increased Shareholders’ Equity
 and Book Value per Share
  Significantly increased profits
  Announced three M&A transactions
  Major brand enhancement project

ProAssurance: Long-Term Success
  Our Balance Sheet remains strong
  Conservative investments
  Little debt
  Low leverage
  Solid stock performance over time
  Growing organically and through M & A
  Adding over $100 million in annualized premium
 to our top line in 2009 through M & A
  Diversifying our risk profile

ProAssurance: Long-Term Success

NYSE Closing Price at Each year-End

ProAssurance: Long-Term Success

NYSE Closing Price at Each year-End

ProAssurance: Recent Transactions
  Podiatry Insurance Company of America (PICA)
  Dominant (70%), profitable, national company
  ~$96 million Direct Premium in 2009
  Mid-Continent General Agency
  Large writer of ancillary healthcare
  ~$26 million in total premium in 2008
  $20 million healthcare related—most will come to PRA
  Georgia Lawyers
  Adds 5,100 Georgia attorneys to our legal book
  ~$5.7 million Direct Premium in 2008

Operational Discipline: Strategy
  Local strategies with national scale
  Local knowledge remains the key to our business

  We leverage the benefits of
 our many M & A transactions
 through long-term customer
 relationships and enhanced
 local knowledge
Corporate Headquarters
Corporate Headquarters
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA Only States
PICA Only States

Operational Discipline: Strategy
  Broad geographic diversification provides an
 unmatched spread of risk

  Our spread of risk provides
 better market awareness and
 more data points to gauge loss
 trends
  Our internal actuarial depth
 allows us to assess emerging
 trends and respond quickly
Corporate Headquarters
Corporate Headquarters
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA Only States
PICA Only States

Operation Discipline: Claims
  Our balance sheet strength and deep expertise
 ensures our insureds have the option of an
 uncompromising defense of their claim
  We defend our insureds at trial more often
 than any other company in our line
  Provides a long-term financial and marketing
 advantage
  A key differentiating factor in the market
 as claims data becomes public

Claims Trends Remain Favorable

  Frequency trends are
 stable after declining
 since 2005/2006
  The results is fewer
 cases to try
  Severity trends also stable
ProAssurance Claims Tried

The Age of Transparency

Board / Discipline / Med Mal
Med Mal disclosure
legislation proposed
P

Operational Discipline: Underwriting

  Pricing Discipline
  Using credits allows us to maintain existing
 rate filings
  Pricing developed using multiple years
  Not unduly influenced by current market
 conditions
  Rates on renewing business down less than
 10% from the peak of pricing in 2006
  Rates down 2% in 2007
  Rates down 7% in 2008

Operational Discipline: Actuarial
Initial Accident Year Loss Ratios
2008 Industry is
A. M. Best Data
Through Q3 2008

Operational Discipline: Actuarial

Reserve History
(billions)
2008
 $ 2.7
2007
 $ 2.9
2006
 $ 2.6
2005
 $ 2.2
2004
 $ 1.8

Growth Opportunities in 2009
  We have closed three transactions that diversify
 our risk profile and add significant premium
  We are incrementally expanding our footprint
  Wyoming and South Carolina
  Taking advantage of improving conditions in
 selected markets within our footprint

The Promise of Treat Fairly
  Treated Fairly is our brand enhancement initiative
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  We run our business as owners who are
 rewarded for long-term success

Financial Highlights
Ned Rand
CFO

Entering 2009 in a Strong Position
  Emphasizing an appropriate balance of risk vs. return
  Committed to enduring balance sheet strength
  Responding to the low interest rate environment
$ amounts
in Billions

ProAssurance 2008 Highlights

in millions, except per share data
Gross Premiums Written $ 472  $ 549 - 14%
Net Investment Income   158  171 - 8%
Total Revenue   567   706 - 20%
Total Expenses   470   561 -16%
Operating Income $ 207 $ 172 20%
Net Income (Includes Investment Losses) $ 178 $ 168 6%
Operating Income/Diluted Share $ 6.07 $ 4.90 24%
Operating Cash Flow $ 165 $ 244 -32%
  December 31,  Y-OVER-Y

 2008  2007 CHANGE

Selected 2008 ProForma with PICA
Gross Premiums Written $ 567
Net Investment Income $  162
Total Revenue $  673
Total Invested Assets $ 3,697 (PRA Only at 12/31/08: $3,576)

Responding to Low Interest Rates
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Responding to Low Interest Rates

Loss ratio required
to generate a 13%
after-tax ROE
Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus for
Each year

Excess Capital vs. Excess Capacity

“A” Rating
Threshold
Projected A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

  Little Dependence on Debt
  Low Debt to Cap Ratio
  Little strain on cash flow
  Repurchased additional
 $22 million of debt in Q4
12/31/2008

Balancing Risk vs. Return

  Our conservative investment
 philosophy balances
 risk and return
  We are building cash and short-
 term balances as we look to the
 future
  Low equity allocation helps
 mute the impact of the volatile
 equity markets
$3.6 Billion
$3.6 Billion
Portfolio
Portfolio
Fixed Income: 83%
Fixed Income: 83%
Short
Term: 13%
Short
Term: 13%
Equity and Other
Investments: 2%
Equity and Other
Investments: 2%
BOLI: 2%
BOLI: 2%
12/31/2008

Fixed Income: $3.0 Billion

12/31/2008

SUMMARY

ProAssurance
  Concentrating on shareholder value
  Growing Book Value per Share
  Focused on the long-term
  Maintaining leading market position
  Protecting the balance sheet
  Building strength for the next cycle turn
  Evaluating all M & A opportunities

ProAssurance
  Proven success throughout the cycles
  Disciplined pricing and underwriting
  Consistent reserving policy
  Proven claims strategy
  Balance sheet strength
  Significant share ownership throughout the
 company
  Demonstrated commitment to a long-term
 view of a complicated business

Appendix: Claims
Appendix: Claims

Why Claims Strategy Matters
Favorable
Outcomes:
82%
Favorable
Outcomes:
82%
Favorable
Outcomes:
74%
Favorable
Outcomes:
74%

Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results
81.4%
ProAssurance Stand Alone
2005 - 2007
76.0%
64.3%

Appendix: Investments
Appendix: Investments

Portfolio Overview

12/31/2008

12/31/2008

Equities & Other Investments

$ in 000’s
Performance Q1, 2005 - Q4, 2008

12/31/2008

  Alt-A LTV: 62%
  Whole Loan LTV: 57%
  Further Details Provided on
 Sub-Prime and CMBS on
 following pages
Bloomberg Data
12/31/2008

Portfolio Overview: Sub-Prime
At 12/31/08
Type
Quality
$6.9Mln
Mortgage-Backed
AA+ avg - LTV 72%
$4.7Mln
Home Equity
AA avg

  $11.7 million market value in AFS portfolio
  $2.5 million unrealized loss)
  $5.0 million market value in high-yield LP
 rated BB
  LP’s focus is distressed ABS)
At 12/31/08
Vintage
 $6.2 Mln
2004 & Prior
 $3.7 Mln
2005
Quality & Vintage information only on direct holdings
12/31/08

Portfolio Overview: CMBS
  $171 million Fair Value in non-agency CMBS
  Book Value: $194 Book Value
  6% of fixed income portfolio

At 12/31/08
Quality
$169 Mln
AAA
$2 Mln
AA
At 12/31/08
Wtd Avg LTV
 85%
<70%
 15%
<72%
At 12/31/08
Credit Support
 78%
>20%
 7%
15% - 20%
 12%
10% - 15%
 3%
Less than 10%
At 12/31/08
Deal Cumulative Delinquencies
 32%
None
 36%
0% - 0.5%
 16%
0.5% - 1.0%
 14%
1.0% - 2.0%
 2%
2.0% - 2.6%
At 12/31/08
Debt Service Coverage
 89%
>1.5x
 11%
>1.2-1.5x
AT
12/31/2008

12/31/2008

Portfolio: Corporate-Financials
  Top 20 Largest Banks/Financials: $ 200 million
  $17 mm FDIC
BoA/ML $27 ($1)
Credit Suisse $7
Wells/Wachovia $21
Depfa ACS $5
M Stanley $24 ($4)
DeutscheBk $5
JPM Chase $20 ($10)
BONY $5
GECC $13
Unilever Cap $4
Amer Exp $12
John Deere Cap $4
Citi $11
CIT $4
Goldman $9
Met Life $4
Hypotheken Essn $9
FMCC $4
NRUC $9
CAT Fin $3
FDIC backed listed in parentheses

12/31/2008

Portfolio: Treasury/GSE

  $177 million
  Average Rating: AAA
12/31/2008

Portfolio: FRE and FNM

  $499 million
  Average Rating: AAA
12/31/2008

Portfolio Overview: Short Term

12/31/2008

12/31/2008

Appendix: Industry History
Appendix: Industry History

Will History Repeat Itself—Again?

Source: A. M. Best Aggregates and Averages 1976 - 2001
Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined
(Estimated)
(Actual)
Industry Data 1976 Through 2007

Appendix: M & A History
Appendix: M & A History

2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
We Created a Leader Through Consolidation
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970’s
Founding in the 1970’s
1999: Assumed business of:
  Medical Defense Associates (MO)
1999: Assumed business of:
  Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006:  Consolidation of:
 PIC Wisconsin Group
2006:  Consolidation of:
 PIC Wisconsin Group
2008:  Consolidation of:
  Podiatry Insurance Company of
 America
2008:  Consolidation of:
  Podiatry Insurance Company of
 America
 Mid-Continent General Agency
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  ProAssurance was formed by
 the combination of two
 successful companies with a
 history of M & A

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  Each company brought
 multiple transactions into
 ProAssurance at our founding
 in 2001

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  We have continued to grow
 through M & A
  NCRIC in the mid-Atlantic
  PIC-Wisconsin in the upper
 Midwest
  PICA Nationwide

Denovo Growth Also Plays a Role
  We have added states as opportunities arose

  We carefully evaluate the
 medical and legal climate of
 each state before entering
  We are the market leaders in
 AL, DE, DC, OH, & WI